Exhibit (24)(a)

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more automatic shelf registration statements on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933, and which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the “Securities”) of the Company, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O’Donnell, Andrew Bonzani and Martin Schroeter, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of July 2007.

/s/ William R. Brody	Director
William R. Brody

/s/ Kenneth I. Chenault	Director
Kenneth I. Chenault

/s/ Juergen Dormann	Director
Juergen Dormann

/s/ Michael L. Eskew	Director
Michael L. Eskew

/s/ Shirley Ann Jackson	Director
Shirley Ann Jackson

/s/ Minoru Makihara	Director
Minoru Makihara

/s/ Lucio A. Noto	Director
Lucio A. Noto

/s/ James W. Owens	Director
James W. Owens

/s/ Joan E. Spero	Director
Joan E. Spero

/s/ Sidney J. Taurel	Director
Sidney J. Taurel

/s/ Lorenzo H. Zambrano	Director
Lorenzo H. Zambrano

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC) one or more automatic shelf registration statements on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933, and which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the “Securities”) of the Company, hereby constitute and appoint Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O’Donnell, Andrew Bonzani and Martin Schroeter, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of July 2007.

/s/ Samuel J. Palmisano
Samuel J. Palmisano
Chairman, President and
Chief Executive Officer

POWER OF ATTORNEY OF MARK LOUGHRIDGE

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more automatic shelf registration statements on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933, and which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the “Securities”) of the Company, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O’Donnell, Andrew Bonzani and Martin Schroeter, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of July 2007.

/s/ Mark Loughridge
Mark Loughridge
Senior Vice President and
Chief Financial Officer

POWER OF ATTORNEY OF TIMOTHY S. SHAUGHNESSY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more automatic shelf registration statements on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933, and which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the “Securities”) of the Company, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O’Donnell, Andrew Bonzani and Martin Schroeter, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of July 2007.

/s/ Timothy S. Shaughnessy
Timothy S. Shaughnessy
Vice President and Controller

POWER OF ATTORNEY OF PAUL N.J. SNOEK

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers and President of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements relating to Indebtedness of the Company, hereby constitute and appoint Daniel E. O’Donnell, Jesse J. Greene, Jr., Andrew Bonzani, John Gianukakis and Martin Schroeter, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of July, 2007.

/s/ PAUL N.J. SNOEK
Manager and President

POWER OF ATTORNEY OF MARTIN SCHROETER

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers and Treasurer of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements relating to Indebtedness of the Company, hereby constitute and appoint Paul N. J. Snoek, Daniel E. O’Donnell, Jesse J. Greene, Jr., Andrew Bonzani, and John Gianukakis and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of July, 2007.

/s/ MARTIN SCHROETER
Manager and Treasurer

POWER OF ATTORNEY OF JOHN GIANUKAKIS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers and Controller of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements relating to Indebtedness of the Company, hereby constitute and appoint Paul N. J. Snoek, Daniel E. O’Donnell, Jesse J. Greene, Jr., Andrew Bonzani, and Martin Schroeter and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of July, 2007.

/s/ JOHN GIANUKAKIS
Manager and Controller